Fees Summary	Sep. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,717,889.93
Previously Paid Amount	0.00
Total Fee Amount	375.35
Total Offset Amount	0.00
Net Fee	$ 375.35